EXHIBIT 10.63

                      CONSULTING AND NON-COMPETE AGREEMENT

     This Consulting and Non-Compete Agreement (this "Agreement'), dated as of April 9, 1999, is made and entered into by and between Triton Exploration
Services, Inc., a Delaware corporation (the "Company"), and Peter Rugg (the "Consultant").

     The Consultant has resigned his position as a senior executive of the Company and the Consultant and the Company have entered into a Severance Agreement dated as of April 9, 1999 (the "Severance Agreement"). As an executive of the Company, the Consultant acquired unique knowledge of the Company's business and has occupied a position of trust and confidence. The Company and the Consultant desire that, effective as of June 16, 1999 (the "Effective Date"), the Consultant serve as a consultant to the Company and agree to refrain from competing with the Company, all as set forth in this Agreement.

     In consideration of the mutual agreements, the Consultant and the Company agree as follows:

     1.  Consulting  Services.  For the Consulting Period (as defined in Section
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2),  the  Consultant  shall  provide  from  time to time and as requested by the
Company consulting services relating to such matters as the Company may reasonably request, including services relating to analyses of potential acquisitions, divestitures, financing alternatives and other similar matters (the "Services"). The Consultant shall report to the Chief Operating Officer of the Company. The Consultant shall devote such time and energy to the business of the Company as reasonably required to perform the Services; provided that the Consultant will not be obligated to commit more than 25% of his business time.

     2.  Term.  The  Consultant and the Company agree that the consulting period
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(the  "Consulting  Period  ")  shall  begin on the Effective Date and end on the six-month  anniversary  of  the  Effective  Date.

     3.  Compensation. On April 19, 1999, the Company will pay to the Consultant
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an amount  equal  to  $316,307.40.

     4.  Termination.
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     (a)  If the Company terminates the Consulting Period without Cause prior to the six-month anniversary of the Effective Date, the compensation contemplated by this Agreement shall remain unaffected.

     (b) If (i) the Company terminates the Consulting Period at any time for Cause, or (ii) the Consultant terminates the Consulting Period at any time, in addition to any other remedies available at law or equity, any stock options then held by the Consultant shall immediately terminate. "Cause" shall mean (i) the Consultant's breach of any material term of this Agreement or the Severance Agreement, including, but not limited to, the covenants set forth in Section 5 hereof, (ii) the Consultant's continued willful failure or refusal, after written notice, to perform his duties hereunder and (iii) any willful misconduct by the Consultant resulting in material injury to the Company.

     (c) The death or disability of the Consultant during the Consulting Period shall not relieve the Company of its obligations under Section 3.

     5.  Non-Competition;  Confidentiality;  Payments.  In consideration for the
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compensation  set  forth  herein,  the  Consultant  agrees  as  follows:

     (a) Until the six-month anniversary of the Effective Date, the Consultant will not directly or indirectly, on Consultant's own behalf or in the service of or on behalf of any other individual or entity, either as a proprietor, employee, agent, independent contractor, consultant, director, officer, partner or stockholder,

          (i) engage or participate in any business in competition with the business that Triton Energy Limited or any of its subsidiaries (including
50%-owned subsidiaries) (the "Triton Companies") operated as of the date immediately preceding the Effective Date in any of the countries of Colombia, Malaysia, Thailand, Equatorial Guinea, Madagascar, Greece or Italy; provided, however, that this Section l(a) shall not prohibit the Consultant from purchasing or holding an aggregate equity interest of up to 3% in any business in competition with the Triton Companies, or

          (ii) perform any action, activity or course of conduct which is detrimental in any material respect to the businesses or business reputation of the Triton Companies, including without limitation (A) soliciting, recruiting or hiring any employees of the Triton Companies and (B) soliciting or encouraging any employee of the Triton Companies to leave the employment of the Triton Companies.

     (b) The Consultant shall not, without the prior written consent of the Company, disclose to any other person or use, whether directly or indirectly, any Confidential Information (as defined in the Severance Agreement) relating to or used by the Company or any of its affiliates, whether in written, oral or other form, except in connection with the performance of his duties hereunder.

     (c) In the event of a breach or threatened breach by the Consultant of the provisions of this Section 5, the Consultant acknowledges that the Company will suffer irreparable injury and may not have an adequate remedy at law and therefore may be entitled to a temporary restraining order or a preliminary or permanent injunction restraining the Consultant from such breach without the requirement of posting security or proving actual damages as well as an equitable accounting of all profits or benefits arising out of such violation. Nothing contained in this Section 5 or elsewhere in this Agreement shall be construed as prohibiting the Company from pursuing any other remedies available at law or equity for such breach or threatened breach by the Consultant.

     6.  Conditions  to  Effectiveness. This Agreement shall become effective on
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the  Effective  Date, provided that the Consultant shall have taken no action to revoke,  rescind  or  otherwise  challenge  the  Severance  Agreement.

     7.  Duties  on  Termination.  At  the Company's request at any time or upon
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termination  of  the  Consulting Period for any reason, the Consultant agrees to deliver promptly to the Company all equipment, notebooks, documents, memoranda, reports, files, samples, books, correspondence, lists, computer tapes or disks, or other written or graphic records, and the like (and all copies thereof), relating to the Company's business, which are or have been in his possession or under his control.

     8.  Severability.  In  the  event that any one or more of the provisions of
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this  Agreement  shall  be  or  become  invalid, illegal or unenforceable in any respect, the validity, legality and enforceability of the remaining provisions of this Agreement shall not be affected thereby.

     9.  Notices.     All  notices and other communications under this Agreement
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shall  be  in  writing and may be given by hand delivery, by Federal Express, by telecopier or registered or certified mail, postage prepaid, return receipt requested, addressed as follows (or at such other address as may be substituted by notice given as herein provided):

If  to  the  Company:

Triton  Exploration  Services  Inc.
6688  North  Central  Expressway,  Suite  1400
Dallas,  Texas  75206
Attention:  Legal  Department

If  to  the  Consultant:

4  Glenheather  Court
Dallas,  Texas  75225

Any notice or communication hereunder shall be deemed to have been given or made as of the date so delivered if personally delivered or sent by Federal Express; when receipt is acknowledged, if telecopied; and five calendar days after mailing if sent by registered or certified mail.

     10.  Governing  Law.  THIS  AGREEMENT SHALL BE GOVERNED BY AND CONSTRUED IN
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ACCORDANCE  WITH THE LAWS OF THE STATE OF TEXAS, WITHOUT REGARD TO PRINCIPLES OF
CONFLICTS  OF  LAW.

     11.  Entire  Agreement.  Except  as  specifically  set  forth  herein, this
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Agreement,  together  with  the  Severance  Agreement,  represents  the  entire agreement between the parties hereto with respect to the subject matter hereof, and supersedes all prior agreements, representations and understandings.

     12.  Counterparts.  This  Agreement  may  be  executed  in  two  or  more
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counterparts,  each  of  which  shall  be  deemed  an original, but all of which
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together  shall  constitute  one  and  the  same  instrument.

     13.  Assignment.  Neither  the  Consultant  not  the Company may assign any
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rights  hereunder  without  the  prior written consent of the other party, which shall not be unreasonably withheld; provided that the Company may assign this Agreement to any successor to the Company or a substantial part of the Company's business or assets.

     14.  Amendments;  Waivers. (a) This Agreement may not be modified, amended,
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altered  or  supplemented  except  upon  the  written  agreement executed by the parties  hereto.

     (b) No failure or delay by any party in exercising any right, power or privilege hereunder shall operate as a waiver thereof nor shall any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any other right, power or privilege. The rights and remedies herein provided shall be cumulative and not exclusive of any rights or remedies provided by law.

     IN WITNESS WHEREOF, the parties hereto have executed this Agreement as of the date first written above.

                                   ____________________________
                                   Peter  Rugg


TRITON  EXPLORATION  SERVICES,  INC.


By:  __________________________

Its:  __________________________